UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 27, 2021 (July 21, 2021)

Berkshire Grey, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39768	85-2994421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 South Road

Bedford, Massachusetts 01730

(Address of principal executive offices) (Zip Code)

(833) 848-9900

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	BGRY	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	BGRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Unless the context otherwise requires, “we,” “us,” “our,” “Berkshire Grey” and the “Company” refer Berkshire Grey, Inc. (f/k/a Revolution Acceleration Acquisition Corp), a Delaware corporation, and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “RAAC” refer to Revolution Acceleration Acquisition Corp, a Delaware corporation, prior to the Closing, and references to “Legacy Berkshire Grey” refer to Berkshire Grey, Inc. (currently known as Berkshire Grey Operating Company, Inc.), a Delaware corporation, prior to the Closing.

On July 20, 2021, RAAC held a special meeting in lieu of the annual meeting of its stockholders (the “Special Meeting”), at which the RAAC stockholders considered and adopted, among other matters, a proposal to approve the previously announced business combination (the “Business Combination”) pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), by and among RAAC, Pickup Merger Corp, a Delaware corporation and a direct wholly owned subsidiary of RAAC (“Merger Sub”), and Legacy Berkshire Grey. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on July 21, 2021 (the “Closing Date”), the Business Combination was consummated (the “Closing”). Upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement (the “Transactions”), Legacy Berkshire Grey became a direct wholly-owned subsidiary of RAAC. In connection with the Transactions, RAAC changed its name to Berkshire Grey, Inc. and Legacy Berkshire Grey changed its name to Berkshire Grey Operating Company, Inc.

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

In connection with the Closing, on July 21, 2021, we entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) with RAAC Management LLC, a Delaware limited liability company (the “Sponsor”) and certain other investors party thereto (collectively, with each other person who has executed and delivered a joinder thereto, the “RRA Parties”), including certain former holders of Legacy Berkshire Grey securities (the “BG RRA Parties”), pursuant to which the RRA Parties will be entitled to registration rights in respect of certain shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and certain other of our equity securities that are held by the RRA Parties from time to time. The A&R Registration Rights Agreement provides that we will, (i) within 30 calendar days after the consummation of the Business Combination, submit to or file with the SEC (at our sole cost and expense) a registration statement registering the resale of certain shares of the Class A Common Stock and certain other of our equity securities held by the RRA Parties (the “Resale Registration Statement”), and (ii) use our reasonable best efforts to have the Resale Registration Statement declared effective by the SEC as soon as practicable after the filing thereof, but no later than the earlier of (x) the 90th calendar day following the filing date if the SEC notifies us that it will “review” the Resale Registration Statement and (y) the 10th business day after the date we are notified by the SEC that the Resale Registration Statement will not be “reviewed” or will not be subject to further review.

The A&R Registration Rights Agreement grants each of the RRA Parties and their respective permitted transferees certain demand registration rights in connection with an underwritten shelf takedown offering, in each case subject to certain offering thresholds, issuer suspension periods and certain other conditions. In addition, the A&R Registration Rights Agreement grants the RRA Parties “piggyback” registration rights, subject to customary underwriter cutbacks, issuer suspension periods and certain other conditions.

These registration rights are subject to certain customary limitations, including the right of the underwriters to limit the number of securities to be included in an underwritten offering and our right to delay or withdraw a registration statement under certain circumstances. The A&R Registration Rights Agreement includes customary indemnification provisions. The Company will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the A&R Registration Rights Agreement, including the fees of legal counsel selected by the majority-in-interest of RRA Parties initiating a demand registration right (not to exceed $75,000 without our consent). The A&R Registration Rights Agreement also provides for a lock-up on registrable securities held by the BG RRA Parties so that such BG RRA Parties may not transfer such shares, except to certain permitted transferees, for 180 days following the Closing.

The A&R Registration Rights Agreement will terminate on the earlier of (i) July 21, 2031 or (ii) with respect to any party thereto, on the date that such party no longer holds any registrable securities.

The foregoing description of the A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Sponsor Support Agreement

On February 23, 2021, in connection with and concurrently with the execution of the Merger Agreement, RAAC and Legacy Berkshire Grey entered into an amended and restated letter agreement (the “Sponsor Support Agreement”) with each of the Sponsor, RAAC’s officers and directors and holders of RAAC’s Class B common stock and Class C common stock, which amended and restated the prior letter agreement between such parties (other than Legacy Berkshire Grey), dated December 7, 2020. Pursuant to the Sponsor Support Agreement, among other things, the parties thereto agreed to (i) vote all of the shares of RAAC common stock beneficially owned or held by such parties in favor of the Business Combination and certain related matters, (ii) vote all of the shares of RAAC common stock beneficially owned or held by such parties against certain other actions, including (A) any action reasonably expected to impede or result in the breach of any provision of the Merger Agreement and (B) any business combination or change in capitalization other than with respect to the Business Combination, (iii) waive anti-dilution rights provided in the RAAC charter with respect to their founder shares and alignment shares and waive their right to convert working capital loans to RAAC into warrants and (iv) not redeem or tender any of their shares of RAAC common stock in connection with any such vote as described in clauses (i) or (ii) or in connection with any vote to amend the RAAC charter.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Berkshire Grey Stockholders Support Agreement

In connection with and concurrently with the execution of the Merger Agreement, RAAC entered into a support agreement with Legacy Berkshire Grey and certain stockholders of Legacy Berkshire Grey (the “Legacy Berkshire Grey Stockholders”), representing, in aggregate, 91.9% of the voting power of the outstanding Berkshire Grey capital stock, voting as a single class and on an as-converted basis, as of February 23, 2021 (the “Legacy Berkshire Grey Stockholders Support Agreement”). Pursuant to the Legacy Berkshire Grey Stockholders Support Agreement, Legacy Berkshire Grey Stockholders agreed to, among other things and subject to certain conditions, vote to approve and adopt the Merger Agreement and all other ancillary agreements and transactions contemplated thereby.

Pursuant to the Legacy Berkshire Grey Stockholders Support Agreement, the requisite Legacy Berkshire Grey Stockholders also agreed to, among other things, terminate all affiliate agreements other than those set forth on the Legacy Berkshire Grey’s disclosure letter accompanying the Merger Agreement and to deliver a duly executed copy of the A&R Registration Rights Agreement at the Closing.

The foregoing description of the Legacy Berkshire Grey Stockholders Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Legacy Berkshire Grey Stockholders Support Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Indemnification Agreement

On July 21, 2021, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, the form of which is attached hereto as Exhibit 10.4 and are incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on July 20, 2021, RAAC held the Special Meeting, at which the RAAC stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On July 21, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Revolution Acceleration Acquisition Corp to Berkshire Grey, Inc.

Holders of 23,251,823 shares of RAAC’s Class A common stock (the “public shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from RAAC’s initial public offering, calculated as of two business days prior to the consummation of the business combination, which was approximately $10.00 per share, or $232,551,292 in the aggregate.

As a result of the Business Combination, each share of Legacy Berkshire Grey preferred stock was converted into Legacy Berkshire Grey common stock, and each share of Legacy Berkshire Grey common stock was converted into the right to receive approximately 5.87585 shares of the Company’s Class A Common Stock.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors (the “PIPE Investors”) agreed to subscribe for an aggregate of 16,500,000 newly-issued shares of Class A Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $165,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions and the consummation of the PIPE Investment there are currently 222,597,413 shares of the Company’s Class A Common Stock issued and outstanding.

The Company’s Class A Common Stock and warrants commenced trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “BGRY” and “BGRYW,” respectively, on July 22, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the Business Combination.

As noted above, an aggregate of $232,551,292 was paid from the Company’s trust account to holders that properly exercised their right to have public shares redeemed, and the remaining balance of approximately $54,989,588 was used to fund the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, or some of the information incorporated herein by reference, contains forward-looking statements. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or similar expressions., but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, Berkshire Grey’s management. Forward-looking statements in this Current Report on Form 8-K and in any document incorporated by reference in this Report may include, for example, statements about:

●	the expected benefits from the Business Combination;

●	Berkshire Grey’s plans to develop and commercialize its product candidates;

●	Berkshire Grey’s ability to continue to develop new innovations to meet constantly evolving customer demands;

●	Berkshire Grey’s expectations regarding the impact of the ongoing COVID-19 pandemic on its business, industry and the economy;

●	Berkshire Grey’s estimates regarding future expenses, revenue, earnings, margin, capital requirements and needs for additional financing after the Business Combination;

●	Berkshire Grey’s expectations regarding the growth of its business, including the potential size of the total addressable market;

●	Berkshire Grey’s ability to maintain and establish collaborations or obtain additional funding;

●	Berkshire Grey’s ability, subsequent to the consummation of the PIPE Investment and the Business Combination, to obtain funding for its future operations and working capital requirements and expectations regarding the sufficiency of its capital resources;

●	the implementation of Berkshire Grey’s business model and strategic plans for its business following the Business Combination;

●	Berkshire Grey’s intellectual property position and the duration of its patent rights;

●	developments or disputes concerning Berkshire Grey’s intellectual property or other proprietary rights;

●	Berkshire Grey’s ability to compete in the markets it serves;

●	Berkshire Grey’s expectations regarding its entry into new markets;

●	competition in Berkshire Grey’s industry, the advantages of Berkshire Grey’s solutions and technology over competing products and technology existing in the market and competitive factors including with respect to technological capabilities, cost and scalability;

●	the impact of government laws and regulations and liabilities thereunder;

●	Berkshire Grey’s need to hire additional personnel and our ability to attract and retain such personnel;

●	Berkshire Grey’s ability to raise financing in the future; and

●	the anticipated use of New Berkshire Grey’s cash and cash equivalents.

The forward-looking statements contained in this Current Report on Form 8-K and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting Berkshire Grey will be those that Berkshire Grey has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Berkshire Grey’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the proxy statement/prospectus included in RAAC’s Registration Statement on Form S-4 (File No. 333-254539) (the “Proxy Statement/Prospectus”) in the section titled “Risk Factors” beginning on page 33, which is incorporated herein by reference. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Berkshire Grey undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of Legacy Berkshire Grey prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Information about Berkshire Grey” beginning on page 121, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to Berkshire Grey’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 33, and that information is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of RAAC, Legacy Berkshire Grey and Legacy Berkshire Grey and RAAC combined. Reference is further made to the disclosure in the Proxy Statement/Prospectus in the sections titled “Selected Historical Financial Information of RAAC” beginning on page 25, “Selected Historical Financial Information of Berkshire Grey” beginning on page 28, “Selected Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 29, “RAAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 115 and “Berkshire Grey’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 146, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “RAAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 115 and “Berkshire Grey’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 146, which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Berkshire Grey’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” on page 161, which is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Information about Berkshire Grey – Facilities” on page 136, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Company common stock as of the Closing Date by:

●	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

●	each of the Company’s current named executive officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.1 Company stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

The beneficial ownership of Company common stock is based on 222,597,413 shares of the Company’s Class A Common Stock and 5,750,000 shares of the Company’s Class C common stock outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Company common stock beneficially owned by them.

	Class A Common Stock		Class C Common Stock(2)
Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Class Outstanding	Number of Shares	Percentage of Class
5% Holders (Other than Directors and Named Executive Officer)
RAAC Management (the Sponsor)(3)	3,735,333	1.68%	5,628,000	97.88%
Entities Affiliated with Khosla Ventures(4)	56,567,914	25.41%	—	—
Entities Affiliated with New Enterprise Associates(5)	38,226,621	17.17%	—	—
Canaan X, L.P.(6)	14,302,523	6.437%	—	—
SVF II BG (DE) LLC(7)	65,567,317	29.46%	—	—
Directors and Named Executive Officers
Thomas Wagner(8)	6,198,199	2.78%	—	—
Steve Johnson(9)	5,976,436	2.69%	—	—
Mark Fidler(10)	620,798	0.28%	—	—
Peter Barris(11)	—	—	—	—
Sven Strohband(4)	56,567,920	25.41%	—	—
Fiona P. Dias	—	—	—	—
Serena Wolfe	—	—	—	—
John K. Delaney(3)	3,735,333	1.68%	5,628,000	97.88%
All pre-Business Combination directors and executive officers as a group (7 individuals)	73,101,686	32.84%	5,628,000	97.88%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Berkshire Grey, Inc., 140 South Road, Bedford, Massachusetts 01730.

(2)	The shares of Class C common stock will automatically convert into shares of Class A Common Stock upon the earlier of (i) meeting certain stock price performance thresholds following the completion of the Business Combination, and (ii) subsequent to the completion of the Business Combination, the date on which we complete a merger, stock exchange, reorganization or other similar transaction that results in both a change of control and all of the public stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property, in each case, on a one-for-one basis, subject to adjustment. All shares of Class C common stock will be forfeited if not converted to shares of Class A Common Stock after nine years.

(3)	RAAC Management LLC, the Sponsor, is the record holder of the 3,735,333 shares of Class A Common Stock and the 5,628,000 shares of Class C common stock reported herein. The members of the Sponsor are Acceleration Capital Management LLC (“ACM”) and Revolution Special Opportunities LLC (“RSO”). John K. Delaney is the managing member of ACM. The members of the Sponsor elect and remove its managers. By virtue of control over our sponsor, Mr. Delaney may be deemed to beneficially own shares held by our sponsor.

(4)	Consists of (a) 33,981,955 shares held by Khosla Ventures Seed B, LP, (b) 1,928,958 shares held by Khosla Ventures Seed B (CF), LP, and (c) 20,657,001 shares held by Khosla Ventures V, LP. Dr. Strohband is a Partner and Managing Director at Khosla Ventures and may be deemed to have beneficial ownership with respect to these shares. The address for these entities is 2128 Sand Hill Road, Menlo Park, CA 94025.

(5)	Consists of (a) 38,183,023 shares held by New Enterprise Associates 15, L.P. (NEA 15) and (b) 43,598 shares held by NEA Ventures 2016, L.P. (Ven 2016). The shares directly held by NEA 15 are indirectly held by NEA Partners 15, L.P. (NEA Partners 15) the sole general partner of NEA 15, NEA 15 GP, LLC (NEA 15 LLC) the sole general partner of NEA Partners 15 and each of the individual managers of NEA 15 LLC. The individual managers (the Managers) of NEA 15 LLC are Forest Baskett, Anthony A. Florence, Jr., Mohamad Makhzoumi, Joshua Makower, Scott D. Sandell and Peter Sonsini. The shares directly held by Ven 2016 are indirectly held by Karen P. Welsh, the general partner of Ven 2016. NEA Partners 15, NEA 15 LLC and the Managers share voting and dispositive power with regard to the shares held by NEA 15. Karen P. Welsh shares voting and dispositive power with regard to the shares held by Ven 2016. All indirect holders of the above referenced shares disclaim beneficial ownership of all applicable shares, except to the extent of their actual pecuniary interest therein. The address for these entities is 1954 Greenspring Drive, Suite 600, Timonium, MD 21093.

(6)	Consists of 14,302,523 shares of Class A Common Stock held by Canaan X, L.P. The address for this entity is 285 Riverside Avenue, Suite 250, Westport, CT 06880.

(7)	Consists of 65,567,317shares held by SVF II BG (DE) LLC. Entities affiliated with SVF II BG (DE) LLC, whose shares are aggregated for the purposes of reporting ownership information, include SVF II Holdings (DE) L.P., SVF II Aggregator (Jersey) L.P. and SoftBank Vision Fund II-2 L.P (“SoftBank Vision Fund II”). SB Investment Advisers (UK) Limited, or SBIA UK, has been appointed as alternative investment fund manager (“AIFM”) and is exclusively responsible for managing SoftBank Vision Fund II in accordance with the Alternative Investment Fund Managers Directive and is authorized and regulated by the UK Financial Conduct Authority accordingly. As AIFM of SoftBank Vision Fund II, SBIA UK is exclusively responsible for making all final decisions related to the acquisition, structuring, financing, voting and disposal of SoftBank Vision Fund II’s investments, including as held by SVF II BG (DE) LLC. The address for this entity is c/o SB Investment Advisers (US) Inc., 1 Circle Star Way, 2F, San Carlos, CA 94070.

(8)	Consists of 4,709,752 shares and 1,488,447 stock options that will vest within 60 days of the Closing Date held directly by Dr. Wagner.

(9)	Includes 2,477,805 shares of restricted stock subject to time-based vesting and 3,498,631 shares of restricted stock subject to performance-based vesting.

(10)	Consists of 620,798 stock options that will vest within 60 days of the Closing Date held directly by Mr. Fidler.

(11)	Excludes the shares referenced in footnote (5) above because, while Mr. Barris is the Chairman at New Enterprise Associates, Mr. Barris does not have voting or dispositive power over any of the shares directly held by NEA 15 or Ven 2016 referenced in footnote (5) above.

Directors and Executive Officers

The Company’s directors and executive officers after the consummation of the Transactions are described in the Proxy Statement/Prospectus in the section titled “Management of New Berkshire Grey After the Business Combination” beginning on page 166, and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Berkshire Grey After the Business Combination” beginning on page 166, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Berkshire Grey After the Business Combination—Board Committees” beginning on page 167, and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Legacy Berkshire Grey before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Management of Berkshire Grey—Executive Compensation” beginning on page 139, and that information is incorporated herein by reference.

At the Special Meeting, the RAAC stockholders approved the 2021 Plan. The description of the 2021 Plan is set forth in the Proxy Statement/Prospectus section entitled “Proposal No. 5 – The Incentive Plan Proposal” beginning on page 96, which is incorporated herein by reference. The disclosure set forth under the heading “Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Legacy Berkshire Grey and of RAAC before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Director Compensation” on page 145 and “Management of RAAC—Officer and Director Compensation,” on page 114, respectively, and that information is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 216, and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information about RAAC—Legal Proceedings” on page 111 and “Information about Berkshire Grey—Legal Proceedings” on page 137, and that information is incorporated herein by reference.

Market Price of and Dividends on the Company’s Common Equity and Related Stockholder Matters

As of the Closing Date, there were approximately 160 registered holders of our Class A Common Stock.

Our Class A Common Stock and public warrants began trading on Nasdaq under the ticker symbols “BGRY” and “BGRYW,” respectively, on July 22, 2021.

We have not paid any cash dividends on shares of our Class A Common Stock to date. Any decision to declare and pay dividends in the future will be made at the sole discretion of our board of directors and will depend on, among other things, our results of operations, cash requirements, financial condition, contractual restrictions and other factors that our board of directors may deem relevant. Because the Company is a holding company and has no direct operations, we will only be able to pay dividends from funds we receive from our subsidiaries. In addition, our ability to pay dividends will be limited by covenants in its existing indebtedness and may be limited by the agreements governing other indebtedness that it or its subsidiaries incur in the future.

Recent Sales of Unregistered Securities

The disclosure set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference

Description of Company’s Securities

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Berkshire Grey Securities” beginning on page 222, and that information is incorporated herein by reference.

Immediately following the Closing, the authorized capital stock of the Company included (a) 400,000,000 shares of common stock, par value $0.0001 per share, of which (i) 385,000,000 are designated as Class A Common Stock and (ii) 15,000,000 are designated as Class C common stock, and (b) 10,000,000 shares of preferred stock, par value $0.01 per share. No shares of preferred stock were issued or outstanding immediately after the Business Combination.

Indemnification of Officers and Directors

As noted above, Berkshire Grey entered into indemnification agreements with each of its directors and executive officers on July 21, 2021. Each indemnification agreement provides for indemnification and advancements by Berkshire Grey of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to Berkshire Grey or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As disclosed above, in connection with the Transactions, RAAC obtained commitments from subscribers to purchase shares of Class A Common Stock for a purchase price of $10.00 per share, in the PIPE Investment. The PIPE Investors committed an aggregate of $165,000,000 to purchase an aggregate of 16,500,000 shares of Class A Common Stock. Such commitments were made by way of the Subscription Agreements. Certain offering related expenses were payable by RAAC. The PIPE Investment was consummated on July 21, 2021 immediately prior to the Closing, generating $165,000,000 in proceeds for use in the Transactions. The shares of Class A Common Stock issued pursuant to the Subscription Agreements have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

The Subscription Agreements provide for certain registration rights. In particular, the Company is required to, within 30 calendar days following the Closing, file with the SEC a registration statement registering the resale of the securities issued pursuant to the Subscription Agreements. Additionally, the Company is required to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Also, as disclosed below in Item 8.01, in accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to RAAC and has succeeded to the attributes of RAAC as the registrant. In addition, the shares of our Class A Common Stock, as the successor to RAAC, are deemed to be registered under Section 12(b) of the Exchange Act.

Our Class A Common Stock is listed for trading on Nasdaq under the symbol “BGRY”.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, the sole executive officer of RAAC ceased serving in such capacity, and Stephen M. Case, Steven A. Museles, Phyllis R. Caldwell and Jason M. Fish ceased serving on RAAC’s board of directors.

Effective as of the consummation of the Business Combination, Fiona P. Dias and Serena Wolfe were elected as Class I directors, Peter Barris and Sven Strohband were elected as Class II directors and John K. Delaney and Thomas Wagner were elected as Class III directors of the Company, each to serve until the end of their respective terms and until their successors are elected and qualified.

Effective as of the consummation of the Business Combination, Thomas Wagner was appointed as the Company’s Chief Executive Officer, Steven Johnson was appointed as the Company’s President and Chief Operating Officer and Mark Fidler was appointed as the Company’s Chief Financial Officer.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Management of New Berkshire Grey After the Business Combination” beginning on page 166 for biographical information about each of the Company’s directors and officers following the Business Combination, which is incorporated herein by reference.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management of New Berkshire Grey After the Business Combination—Compensation of Directors and Officers” beginning on page 169 for a description of the Company’s expectations with respect to the compensation of the Company’s executive officers and directors. A description of the compensation of the named executive officers and directors of Legacy Berkshire Grey before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Management of Berkshire Grey—Executive Compensation” beginning on page 139 and “Director Compensation” beginning on page 145, and that information is incorporated herein by reference.

Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan

At the special meeting of RAAC stockholders held on June 9, 2020, RAAC stockholders considered and approved the Berkshire Grey, Inc. 2021 Stock Option and Incentive Plan (the “2021 Plan”). The Company has initially reserved 19,887,747 shares of Class A Common Stock for the issuance of awards under the 2021 Plan. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (i) five percent (5%) of the outstanding shares of Class A Common Stock on the last day of the immediately preceding fiscal year and (ii) such lower number of shares, as determined by the 2021 Plan administrator in its discretion (the “Annual Increase”). This limit is subject to adjustment in the event of a stock split, stock dividend or other change in the capitalization of the Company.

The 2021 Plan contains a limitation whereby the value of all awards under the 2021 Plan and all other cash compensation paid by the Company to any non-employee director for services as a non-employee director may not exceed $750,000 in any calendar year (or $1,000,000 in such non-employee director’s first year of service).

The 2021 Plan will be administered by our board of directors, the compensation committee or a similar committee performing the functions of the compensation committee, which committee will be constituted to satisfy applicable laws (the “Plan Administrator”). The Plan Administrator may, in its sole discretion, delegate to a committee consisting of one or more officers of the Company, including the chief executive officer, all or part of the Plan Administrator’s authority and duties with respect to granting stock awards to individuals who are (i) not subject to Section 16 of the Exchange Act and (ii) not members of the delegated committee. Such delegation of authority shall include a limitation as to the amount of shares of stock underlying stock awards that may be granted during the period of such delegation and shall additionally contain guidelines as to the determination of the exercise price and vesting criteria, as applicable.

Subject to the terms of the 2021 Plan, the Plan Administrator has the authority, in its discretion, to (i) determine the time or times to grant stock awards under the 2021 Plan; (ii) select the service providers to whom stock awards may be granted under the 2021 Plan; (iii) determine the number of shares to be covered by each stock award granted under the 2021 Plan; (iv) approve forms of stock award agreements for use under the 2021 Plan; (v) determine and modify, from time to time, the terms and conditions, not inconsistent with the terms of the 2021 Plan, of any stock award granted thereunder; (vi) institute and determine the terms and conditions of an exchange program under the terms of the 2021 Plan (subject to stockholder approval); (vii) construe and interpret the terms of the 2021 Plan and stock awards granted pursuant to the 2021 Plan; (viii) decide all disputes arising in connection with the 2021 Plan; (ix) prescribe, amend and rescind rules and regulations relating to the 2021 Plan; (x) modify or amend each stock award (subject to the terms of the 2021 Plan); (xi) supervise the administration of the 2021 Plan; (xii) allow participants to satisfy tax withholding obligations in such manner as prescribed in the 2021 Plan; (xiii) extend at any time the period in which stock options may be exercised (subject to the terms of the 2021 Plan); (xiv) accelerate at any time the exercisability or vesting of all or any portion of any stock award; and (xv) make all other determinations deemed necessary or advisable for administering the 2021 Plan.

A more complete summary of the terms of the 2021 Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Incentive Plan Proposal” beginning on page 96. That summary and the foregoing description of the 2021 Plan does not purport to be complete and is qualified in its entirety by reference to the text of the 2021 Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the closing of the Business Combination, RAAC’s second amended and restated certificate of incorporation was replaced with the third amended and restated certificate of incorporation of the Company (the “Amended and Restated Certificate of Incorporation”) and RAAC’s bylaws were replaced with the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”). The material terms of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are described in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 3 – The Charter Proposal” beginning on page 90, “Proposal No. 4 – The Advisory Charter Proposals” beginning on page 92, “Comparison of Stockholder Rights” beginning on page 208 and “Description of New Berkshire Grey Securities” beginning on page 222, each of which is incorporated by reference herein.

The foregoing description of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in Proxy Statement/Prospectus in the sections titled “Proposal No. 1—The Business Combination Proposal” beginning on page 82 and “The Merger Agreement” beginning on page 189, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated financial statements of Legacy Berkshire Grey as of and for the years ended December 31, 2020 and 2019, and the related notes and report of independent registered public accounting firm thereto, are set forth in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited consolidated financial statements of Legacy Berkshire Grey as of and for the three months ended March 31, 2021 and 2020, and the related notes thereto, are set forth in the Proxy Statement/Prospectus beginning on page F-28 and are incorporated herein by reference.

The audited financial statements of RAAC as of December 31, 2020 and for the period from September 10, 2020 (inception) through December 31, 2020, and the related notes and report of independent registered public accounting firm thereto, are set forth in the Proxy Statement/Prospectus beginning on page F-47 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of RAAC as of March 31, 2021 and for the three months ended March 31, 2021, and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-71 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of RAAC as of June 30, 2021 and for the three months ended June 30, 2021, and the related notes thereto, will be filed under cover of Form 8-K/A no later than August 16, 2021.

(b)	Pro forma financial information.

Certain pro forma financial information of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 23, 2021, by and among Revolution Acceleration Acquisition Corp, Pickup Merger Corp and Berkshire Grey, Inc. (incorporated by reference to Annex A of RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on March 19, 2021).
3.1	Third Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Specimen Class A Common Stock Certificate of the Company (incorporated by reference to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on March 19, 2021).
4.2	Specimen Warrant Certificate of RAAC (Included in Exhibit 4.3)
4.3	Warrant Agreement, dated December 7, 2020, between Continental Stock Transfer & Trust Company and RAAC (incorporated by reference to Exhibit 4.1 of RAAC’s Form 8-K (File No. 001-39768), filed with the SEC on December 10, 2020).
10.1	Amended and Restated Registration Rights Agreement, dated as of July 21, 2021, by and among the Company, RAAC Management LLC, Steven A. Museles, Phyllis R. Caldwell, Jason M. Fish, Andrew Wallace and certain former stockholders of Legacy Berkshire Grey.
10.2	Sponsor Support Agreement, dated as of February 23, 2021, by and among RAAC Management LLC, Revolution Acceleration Acquisition Corp, Berkshire Grey, Inc. and the other parties thereto (incorporated by reference to Annex C of RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on March 19, 2021).
10.3	Company Stockholder Support Agreement, dated as of February 23, 2021, by and among Revolution Acceleration Acquisition Corp, Berkshire Grey, Inc. and the other parties thereto (incorporated by reference to Annex D of RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on March 19, 2021).
10.4	Form of Subscription Agreement, entered into between RAAC and each of several investors in connection with the Business Combination (incorporated by reference to Exhibit 10.1 of RAAC’s Form 8-K (Reg. No. 001-39768), filed with the SEC on February 24, 2021).

10.5+	Master Purchase and License Agreement, dated June 6, 2019, between Berkshire Grey, Inc. and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.18 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.6+	Technology Acceleration Agreement, dated June 6, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.19 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.7+	Statement of Work — Proposal # 1907101330, dated August 8, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.20 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.8+	Amendment No. 1 to Statement of Work — Proposal # 1907101330, dated October 10, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.21 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.9+	Statement of Work - Proposal # 1907101331, dated August 8, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.22 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.10+	Amendment No. 1 to Statement of Work — Proposal # 1907101331, dated October 10, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.23 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.11+	Statement of Work — Proposal # 1905301745, dated August 7, 2019, between Berkshire Grey and SoftBank Robotics Corp. (incorporated by reference to Exhibit 10.24 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.12+	Master Agreement for Automated Material Handling Solution, dated January 31, 2018, between Berkshire Grey and Target Corporation (incorporated by reference to Exhibit 10.25 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.13+	Project Agreement for Automated Material Handling Perth Amboy, dated January 31, 2018, between Berkshire Grey and Target Corporation (incorporated by reference to Exhibit 10.26 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.14+	Amendment No. 1 to Project Agreement for Automated Material Handling Perth Amboy, dated January 31, 2018, between Berkshire Grey and Target Corporation (incorporated by reference to Exhibit 10.27 of Amendment No. 1 to RAAC’s Registration Statement on Form S-4 (Reg. No. 333-254539), filed with the SEC on May 14, 2021).
10.15	Form of Indemnification Agreement.
10.16	2021 Stock Option and Incentive Plan for Berkshire Grey, Inc.
21.1	List of Subsidiaries.
99.1	Unaudited Pro Forma Condensed Combined Financial Information of RAAC and Legacy Berkshire Grey for the three months ended March 31, 2021 and the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE GREY, INC.

By:	/s/ Thomas Wagner
Name:	Thomas Wagner
Title:	Chief Executive Officer

Date: July 27, 2021